Securities and Exchange Commission

                       Washington, DC  20549

                             Form 8-K

                          Current Report

              Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act 1934


                  Date of Report January 19, 1999
                 (Date of earliest event reported)



                      CalEnergy Company, Inc.
      (Exact name of registrant as specified in its charter)



    Delaware                     1-9874             94-2213782
(State of other          (Commission File        (IRS Employer
 jurisdiction of                Number)        Identification No.)
 incorporation)



 302 South 36th Street, Suite 400,  Omaha, NE          68131
   (Address of principal executive offices)           Zip Code

Registrant's Telephone Number, including area code:    (402) 341-4500


                              N/A
 (Former name or former address, if changed since last report)

Item 5.  Other Events

      On January 19, 1999, the Registrant announced that they redeemed in full its outstanding 10 1/4% Senior Discount Notes due 2004 (collectively, the "Notes"). A copy of the press release issued by CalEnergy is attached hereto as Exhibit 1 and is incorporated herein by reference.

      Certain information included in this report contains forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995 ("Reform Act"). Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause the actual results and performance of the Registrant to differ materially from any expected future results or performance, expressed or implied, by the forward-looking statements including expectations regarding the future results of operations of Registrant and MidAmerican Energy Holdings Company and the combined company, the intended financing of the merger and receipt of regulatory approvals. In connection with the safe harbor provisions of the Reform Act, the Registrant has identified important factors that could cause actual results to differ materially from such expectations, including development uncertainty, operating uncertainty, acquisition uncertainty, uncertainties relating to doing business outside of the United States, uncertainties relating to geothermal resources, uncertainties relating to domestic and international (and in particular, Indonesian) economic and political conditions and uncertainties regarding the impact of regulations, changes in government policy, industry deregulation and competition. Reference is made to all of the Registrant's SEC Filings, including the Proxy Statement and the Registrant's Report on Form 8-K dated March 6, 1998, incorporated herein by reference, for a description of such factors. The Company assumes no responsibility to update forward-looking information contained herein.


Item 7.  Financial Statements and Exhibits

Exhibit 1 - Press Release dated January 19, 1999

                           SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CalEnergy Company, Inc.




                                        By: __________________________
                                        Douglas L. Anderson
                                        Assistant Secretary and
                                        Assistant General Counsel




Dated: January 25, 1999

                             EXHIBIT 1


FOR IMMEDIATE RELEASE
Craig Hammett - Senior Vice President, Chief Financial Officer 402-341-4500
Patti McAtee - Director, Corporate Communications              402-341-4500
Kate Inverarity - Brunswick                                    212-333-3810

          CalEnergy Announces Redemption of the Company's
               10 1/4% Senior Discount Notes Due 2004

     OMAHA, NE, January 19, 1999: CalEnergy Company, Inc. ("CalEnergy" or the "Company") (NYSE: CE; PCX and London) announced today that the Company redeemed in full its outstanding 10 1/4% Senior Discount Notes due 2004 (collectively, the "Notes"). Pursuant to the provisions of the Note Indenture, between CalEnergy and IBJ Whitehall Bank & Trust Company, as Trustee, the Notes were redeemed on January 15, 1999 at 105.125% of the principal amount thereof plus accrued and unpaid interest of $51.25 per $1,000 principal amount of the Notes, resulting in an aggregate redemption price per $1,000 principal amount of the Notes of $1,102.50.

     CalEnergy is a global energy company that manages and owns interests in over 5,000 net megawatts of power generation facilities in operation, construction and development worldwide. The Company develops and produces energy from diversified fuel sources including geothermal, natural gas and hydroelectric. Through its subsidiary Northern Electric, CalEnergy supplies and distributes electricity and gas to approximately 2.1 million customers in the United Kingdom. CalEnergy conducts business in the U.S., U.K., the Philippines, Indonesia, Poland and Australia, and employs more than 4,400 people worldwide. For the year ended December 31, 1997, CalEnergy generated revenues of over $2.2 billion and had assets of approximately $7.5 billion.


                         www.calenergy.com

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